Exhibit 10.9

AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED
REGISTRATION RIGHTS AGREEMENT

This AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of March 31, 2011, is entered into by and among Patrick Industries, Inc. (the “Company”), Tontine Capital Partners, L.P. (“TCP”), Tontine Capital Overseas Master Fund, L.P. (“TMF”), Tontine Capital Overseas Master Fund II, L.P. (“TCP 2”) and Northcreek Mezzanine Fund I, L.P. (“Northcreek”).  Capitalized terms used and not defined in this Amendment are defined in the Registration Rights Agreement (as defined below).

Recitals

A.            On December 11, 2008, the Company, TCP, TMF and the holders of warrants issued pursuant to a certain Warrant Agreement, dated December 11, 2008, among the Company and such holders, entered into that certain Second Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”).

B.            Since the date of the Registration Rights Agreement, TCP 2 has acquired certain shares of Common Stock, and on March 31, 2011, TCP 2, Northcreek and the Company entered into a Secured Senior Subordinated Note and Warrant Purchase Agreement that provides for the issuance of warrants to TCP 2 and Northcreek on the date hereof to purchase up to an aggregate of 250,000 shares of Common Stock and the possible issuance to TCP 2 and Northcreek, after the date hereof, of additional warrants to purchase up to an additional 150,000 shares of Common Stock (collectively, the “2011 Warrant Shares”).

C.            TCP, TMF and the Company desire to amend the Registration Rights Agreement to add TCP 2 and Northcreek as parties to the Registration Rights Agreement and to provide certain registration rights with respect to the 2011 Warrant Shares.

D.            Pursuant to Section 3.2 of the Registration Rights Agreement, this Amendment may be effected with the consent of (i) TCP and TMF, which entities together constitute the Majority Holders of the Registrable Securities, and (ii) the Company.

Agreement

Now, Therefore, in consideration of the foregoing premises and the mutual covenants and agreements hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, intending to be legally bound, the parties hereto hereby agree as follows:

1.             Amendments to Registration Rights Agreement.

(a)           From and after the date of this Amendment, the parties agree that the terms “Stockholder” and “Stockholders” used in the Registration Rights Agreement shall mean (i) the stockholders or warrantholders of the Company identified on the signature page to the Registration Rights Agreement and the signature page to this Amendment, (ii) any person or entity that is assigned rights, or becomes a party to the Registration Rights Agreement, pursuant to Section 1.11 of the Registration Rights Agreement.

(b)           From and after the date of this Amendment, the parties agree that the term “Tontine Stockholders” used in the Registration Rights Agreement shall mean, collectively, (i) Tontine Capital, Tontine Overseas and TCP 2 and (ii) any person or entity that directly or indirectly controls, is controlled by, or is under common control with, Tontine Capital, Tontine Overseas or TCP 2 that is assigned rights, or becomes a party to the Registration Rights Agreement, pursuant to Section 1.11 of the Registration Rights Agreement.

(c)           The definition of “Registrable Securities” set forth in Section 1.1(h) of the Registration Rights Agreement is amended and restated in its entirety as follows: “The term “Registrable Securities” means (i) the shares of Common Stock acquired by the Tontine Stockholders (A) pursuant to a certain Stock Purchase Agreement dated September 13, 2005, between the Company and Tontine Capital, (B) pursuant to a certain Securities Purchase Agreement, dated April 10, 2007, among the Company, Tontine Capital and TMF, (C) pursuant to a certain Securities Purchase Agreement, dated March 10, 2008, among the Company, Tontine Capital and TMF, (D) in connection with the registered rights offering completed by the Company on June 26, 2008, (E) from other Tontine Stockholders in connection with reallocations of ownership of shares among such Tontine Stockholders, (F) in open-market transactions by the Tontine Stockholders prior to the date of the Amended and Restated Registration Rights Agreement, and (G) in any manner on and after the date of the Amended and Restated Registration Rights Agreement, (ii) any securities of the Company acquired by the holders from time to time upon exercise of the warrants (the “Warrants”) to purchase shares of Common Stock (the “Warrant Shares”) issued pursuant to a certain Warrant Agreement, dated December 11, 2008, among the Company and such holders, (iii) any securities of the Company acquired by the holders from time to time upon exercise of warrants issued on the date hereof or at any time hereafter pursuant to a certain Secured Senior Subordinated Note and Warrant Purchase Agreement (the “Warrant Purchase Agreement”), dated March 31, 2011, among the Company, TCP 2 and Northcreek Mezzanine Fund I, L.P. (“Northcreek”) (the “2011 Warrant Shares”), and (iv) any other shares of the Company’s Common Stock issued as a dividend or other distribution with respect to, or in exchange for or in replacement of, the shares listed in (i), (ii), or (iii) (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that the foregoing definition shall exclude in all cases any Registrable Securities (x) which are effectively registered under the Securities Act and disposed of in accordance with a Registration Statement covering such shares, (y) which have been transferred pursuant to Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted by the SEC (“Rule 144”), or (z) which are no longer beneficially owned by any Holder;”

(d)           Section 1.2(a)(iii) of the Registration Rights Agreement is amended by adding the following sentence to the end of such section:  “Prior to May 15, 2011, the Company agrees to amend or supplement such Registration Statement to register the resale by TCP 2 from time to time of all shares of Common Stock then held by TCP 2.”

(e)           A new section 1.2(a)(iv) is added which reads as follows:  “Prior to June 30, 2011, the Company shall file a Registration Statement on Form S-3 (the “Initial 2011 Warrant Shares Registration Statement”) under the Securities Act registering the resale under Rule 415 under the Securities Act of the portion of the 2011 Warrant Shares underlying the warrants issued pursuant to the Warrant Purchase Agreement on March 31, 2011 or otherwise prior to the effective date of the Initial 2011 Warrant Shares Registration Statement (the “Initial 2011 Warrant Shares”).  The Initial 2011 Warrant Shares Registration Statement shall provide for the resale from time to time, and pursuant to any method or combination of methods legally available on Form S-3, by TCP 2 and Northcreek of any and all of the Initial 2011 Warrant Shares, such methods of distribution to be provided in writing to the Company no later than seven (7) days prior to the effective date of the Initial 2011 Warrant Shares Registration Statement.  The Company shall use its reasonable best efforts to cause the Initial 2011 Warrant Shares Registration Statement to be declared effective under the Securities Act as soon as possible, but in any event, no later than sixty (60) days from the date of filing, and shall use its reasonable best efforts to keep the Registration Statement continuously effective for a period of five (5) years after such Registration Statement first becomes effective, subject to the terms of this Agreement.”

(f)            Section 1.11 of the Registration Rights Agreement is amended and restated in its entirety as follows:  Assignment of Registration Rights; Joinder. The rights to cause the Company to register Registrable Securities pursuant to this Section 1 may be transferred or assigned by a Holder provided that (i) the Company is furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; (ii) such transferee agrees in writing to be subject to all restrictions set forth in this Agreement as though it were a Holder and shall thereafter be deemed to be a Holder for all purposes of this Agreement; and (iii) such assignment shall be effective only if and to the extent immediately following such transfer the further disposition of such securities by the transferee or assignee is not eligible to be made without any conditions under Rule 144.  Further, any person or entity that directly or indirectly controls, is controlled by, or is under common control with, Tontine Capital, Tontine Overseas or TCP 2 (a “Tontine Affiliate”) that acquires shares of Common Stock or other securities of the Company shall become a party to this Agreement if (x) the Company is furnished with written notice of the name and address of such Tontine Affiliate and the securities of the Company held by such Tontine Affiliate, (y) the disposition of such securities of the Company held by the Tontine Affiliate is not eligible to be made without any conditions under Rule 144, and (z) such Tontine Affiliate agrees in writing to be subject to all restrictions set forth in this Agreement as though it were a Holder, and shall thereafter be deemed to be a Holder, Stockholder and Tontine Stockholder for all purposes of this Agreement.”

2.             Joinder of New Stockholders.  By execution of this Amendment, each of TCP 2 and Northcreek hereby confirms its agreement to be bound as a “Stockholder” under the Registration Rights Agreement, as amended hereby, and as may be subsequently amended, restated, revised, supplemented or otherwise modified from time to time.

3.             Miscellaneous.

(a)           Effectiveness.  This Amendment shall be deemed effective as of the date first written above, as if executed by all parties hereto on such date.  Except as specifically modified by the terms set forth herein, the parties hereto acknowledge and agree that the Registration Rights Agreement is in full force and effect.  All references in the Registration Rights Agreement to the “Agreement” shall be deemed to refer to the Registration Rights Agreement as amended by this Amendment.

(b)           Further Assurances.  Each party agrees that, from time to time upon the written request of any other party, it will execute and deliver such further documents and do such other acts and things as the other party may reasonably request to effect the purposes of this Amendment.

(c)           Severability.  Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Amendment shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Amendment.

(d)           Counterparts.  This Amendment may be executed in one or more counterparts each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(e)           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to the conflicts of laws rules or provisions.

(f)            Captions.  The captions, headings and arrangements used in this Amendment are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

(g)           No Prejudice.  The terms of this Amendment shall not be construed in favor of or against any party on account of its participation in the preparation hereof.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have duly executed this Assignment and Registration Agreement on this __ day of March, 2011.

PATRICK INDUSTRIES, INC.

By:		/s/ Andy L. Nemeth
	Name:	Andy L. Nemeth
	Title:	Executive Vice President - Finance

TONTINE CAPITAL PARTNERS, L.P.

By:	Tontine Capital Management, L.L.C., its general partner

By:		/s/ Jeffrey L. Gendell
	Name:	Jeffrey L. Gendell
	Title:	Managing Member

TONTINE CAPITAL OVERSEAS MASTER FUND, L.P.

By:	Tontine Capital Overseas GP, L.L.C., its general partner

By:		/s/ Jeffrey L. Genell
	Name:	Jeffrey L. Gendell
	Title:	Managing Member

TONTINE CAPITAL OVERSEAS MASTER FUND II, L.P.

By:	Tontine Asset Associates, L.L.C., its general partner

By:		/s/ Jeffrey L. Gendell
	Name:	Jeffrey L. Gendell
	Title:	Managing Member

[Signature page to Amendment to Second Amended and Restated Registration Rights Agreement]

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NORTHCREEK MEZZANINE FUND I, L.P.

By:	NMF GP, LLC, its general partner

By:	Northcreek Management, Inc.,
its manager

By:		/s/ Barry Peterson
	Name:	Barry Peterson
	Title:	Vice President

[Signature page to Amendment to Second Amended and Restated Registration Rights Agreement]

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